UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2020

FREQUENCY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39062	47-2324450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, 2nd Floor

Woburn, MA 01801

(Address of principal executive offices) (Zip Code)

(866) 389-1970

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FREQ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On October 29, 2020, Frequency Therapeutics, Inc. (the “Company”) posted an updated corporate slide presentation in the “Investors & Media” portion of its website at www.frequencytx.com. A copy of the slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01.	Other Events.

On October 29, 2020, the Company announced plans for a day-90 readout of its Phase 2a study of FX-322 in patients with sensorineural hearing loss (“SNHL”), which is anticipated late in the first quarter of 2021. FX-322 is the Company’s lead product candidate for the treatment of acquired SNHL. SNHL is the primary cause of more than 90 percent of all hearing loss.

The Phase 2a day-90 readout will assess all safety and efficacy endpoints following single or multiple doses of FX-322, or placebo. This time period is consistent with the evaluation period from the prior Phase 1/2 study of FX-322, in which the Company observed a hearing signal and improvement in word recognition scores in patients with moderate to moderately severe acquired SNHL.

The end of Phase 2a data readout at seven months will evaluate all data using the same metrics as at day-90, as well as the durability of the effect of FX-322 over seven months.

The Phase 2a study is a double-blind, placebo-controlled, single and repeat dose study of FX-322 in patients aged 18 to 65 with mild to moderately severe acquired SNHL. The FX-322 Phase 2a study has four dose cohorts and hearing function is regularly tested in all patients over the course of seven months. The study is being conducted at private ear, nose and throat clinics across the US.

Efficacy measures of the Phase 2a study include speech intelligibility (clarity), as measured by standard, validated word recognition (“WR”) or words-in-noise (“WIN”) testing. Exploratory efficacy measures include pure tone audiometry at extended high frequencies (up to 16kHz) that are known to contribute to speech intelligibility, as well as assessments of tinnitus and quality of life measures.

In addition, the Company announced that the first patient has been dosed in a Phase 1b safety study of FX-322 for age-related hearing loss. This study is a double-blind, placebo-controlled, randomized multicenter safety study of up to 30 individuals aged 66-85 with mild to moderately severe age-related hearing loss. In the Phase 1/2 study of FX-322, which enrolled patients with sudden SNHL and noise-induced hearing loss, the mean age of study participants was in the mid 50’s.

The primary objectives of the Phase 1b study are to assess the local and systemic safety of a single dose of FX-322 and evaluate hearing responses in an older adult cohort. Study participants will be randomized 4:1 to receive either FX-322 or placebo in one ear. Validated measures of hearing including WR, WIN and pure tone audiometry will be used. Safety, otologic and audiologic assessments will be conducted at day 30 and 90 following administration of FX-322 or placebo. The Company expects to share results from this study in the second quarter of 2021.

In addition, the Company announced plans to start a Phase 1b study of FX-322 in patients aged 18-65 with severe SNHL during the fourth quarter of 2020. Severe SNHL is defined as a pure tone average deficit between 71-90 dB, patients that typically would be candidates for cochlear implants. This study is expected to employ a similar design to the age-related Phase 1b study that is currently underway. The Company anticipates sharing results from this study in the third quarter of 2021.

On October 29, 2020, the Company issued a press release in connection with the foregoing, which is furnished as Exhibit 99.2 to this Current Report. Exhibit 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Phase 2a clinical trial, the Phase 1b study of age-related hearing loss, the Phase 1b study of severe SNHL, design, pace and timing of enrollment for the Phase 1b studies in age-related hearing loss and severe SNHL, the timing and completeness of data readouts from the Phase 2a clinical trial and the Phase 1b studies in age-related hearing loss and severe SNHL, the therapeutic levels of FX-322 predicted in the exploratory pharmacokinetic study, the ability of the

Company’s technology platform to provide patient benefit, the impact of COVID-19 on the Company’s on-going and planned clinical trials and business, increases in headcount, future milestone and royalty payments under the license and collaboration agreement with Astellas, estimates of the size of the hearing loss population and population at risk for hearing loss, the Company’s ability to advance its hearing program and further diversify its portfolio and the potential application of the PCA platform to other diseases.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on the Company’s ongoing and planned clinical trials, research and development and manufacturing activities, the relocation of the Company’s offices and laboratory facilities, the Company’s business and financial markets; the Company has incurred and will continue to incur significant losses and is not and may never be profitable; the Company’s need for additional funding to complete development and commercialization of any product candidate; the Company’s dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; costly and damaging litigation, including related to product liability or intellectual property or brought by stockholders; dependence on Astellas Pharma Inc. for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth.

These and other important factors discussed under the caption “Risk factors” in the Company’s Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 12, 2020 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

The following exhibits relate to Items 7.01 and 8.01, and shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Frequency Therapeutics, Inc. Corporate Slide Presentation as of October 29, 2020

99.2	Press Release issued by Frequency Therapeutics, Inc. on October 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY THERAPEUTICS, INC.

Date: October 29, 2020	By:	/s/ Michael D. Bookman

		Name:	Michael D. Bookman
		Title:	Deputy General Counsel and Secretary